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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 30, 2002


                        CORRECTIONAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                  Delaware                     0-23038                11-3182580
    (State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
     incorporation or organization)                               Identification No.)

              1819 Main Street
                 Suite 1000
             Sarasota, Florida                                           34326
(Address of principal executive offices)                               (Zip Code)

       Registrant's telephone number, including area code: (941) 953-9199


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.    Report of Other Events

Correctional Services Corporation (the "Company") amended its Master Agreement and Credit Agreement (collectively, the "Agreement"), effective August 30, 2002. The Agreement extends the maturity date of the original Agreement from August 30, 2002 to September 27, 2002. The Company expects to have its new financing arrangement in place prior to the maturity date of the amended Agreement. The Company previously amended its Credit Agreement effective July 31, 2002, related to the sale of its Phoenix, Arizona facility.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

10.72.6 Sixth Amendment to Credit agreement, dated July 31, 2002, between CSC and Fleet National Bank, successor by merger to Summit Bank, N.A.

10.72.7 Seventh Amendment to Credit agreement, dated August 30, 2002, between CSC and Fleet National Bank, successor by merger to Summit Bank, N.A.

10.73.5 Fifth Amendment to Master Agreement, dated August 30, 2002, between CSC and Atlantic Financial Group, Ltd., Fleet National Bank, successor by merger to Summit Bank, N.A. and SunTrust Bank, Nashville, N.A.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2002
                                   CORRECTIONAL SERVICES CORPORATION

                                   By: /s/ Bernard A. Wagner
                                       -----------------------------------------
                                       Bernard A. Wagner
                                       Senior Vice-President and Chief Financial
                                       Officer

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